Exhibit 10.19 (d)

                                   Exhibit D

                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT ("Pledge Agreement") is entered into as of the 1st day of April, 1996, by and between Financial Asset Management LLC, a Colorado limited liability company ("FAMC"), and Spencer I. Browne ("Pledgor").

                                    RECITALS
                                    --------

     1. FAMC has made a loan to Pledgor evidenced by a Promissory Note dated as of the date hereof from Pledgor to FAMC in the original principal amount of $2,100,000.00 (the "Note");

     2        It is a condition under the Note that Pledgor enter into this
Pledge Agreement with FAMC.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, FAMC and Pledgor agree as follows:


1.      PLEDGE.

         1.1 Security Interest. As security for the Note, including any renewals or extensions thereof, Pledgor hereby pledges and assigns to FAMC and creates in FAMC a security interest in all of his right, title and interest in and to the membership interests of Pledgor in FAMC listed on Schedule 1 to this Pledge Agreement (the "Pledged Interests") together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral").

         1.2 Stock Dividends, Options or Other Adjustments. If the Pledged Interests or any additional membership interests, shares of capital stock, instruments, or other property distributable on

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or by reason of the Collateral, shall come into the possession or control of
Pledgor, and such property is such that a security interest therein can be perfected only by possession by FAMC, Pledgor shall hold the same in trust and forthwith transfer and deliver the same to FAMC subject to the provisions hereof. Notwithstanding the above, absent an Event of Default, Pledgor shall retain the right to vote, receive and retain all dividends or other distributions declared on all interests included in the Collateral.

         1.3 Delivery of Share Certificates; Stock Powers. Pledgor shall promptly deliver to FAMC share certificates, if any, or other documents representing Collateral acquired or received after the date of this Agreement with stock powers duly executed by Pledgor. If at any time FAMC notifies Pledgor that additional stock powers endorsed in blank held by FAMC with respect to the Collateral or other documents with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers or other documents as FAMC may request.

         1.4 Power of Attorney. Pledgor hereby constitutes and irrevocably appoints FAMC, with full power of substitution and revocation by FAMC, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, at any time or times when an Event of Default (as defined below) has occurred and is continuing, to affix to certificates and documents representing the Collateral the stock powers or other documents delivered with respect thereto, to transfer or cause the transfer of the Collateral or any part thereof on the books of FAMC to the name of FAMC or FAMC's nominee and thereafter exercise as to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect FAMC's interest in the Collateral and shall not impose any duty upon FAMC to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.


2.       REPRESENTATIONS OF PLEDGOR.

         Pledgor represents and warrants to FAMC that:

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         2.1  Ownership.  Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Interests listed as being owned by him on Schedule 1, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Agreement, and Pledgor has the unqualified right and authority to execute this Agreement and to pledge the Collateral to FAMC as provided for herein.

         2.2 Other Rights. There are no outstanding options, warrants or other agreements with respect to the Pledged Interests, other than this Pledge Agreement and the Operating Agreement of FAMC.

         2.3 Compliance. The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of his obligations hereunder, will not result in a violation of any contract, agreement or other obligation to which Pledgor is a party or, to the best knowledge of Pledgor, any law or governmental regulation to which Pledgor is subject.

3.       COVENANTS.

         Pledgor covenants to FAMC that:

         3.1 Sale or Transfer. Unless permitted or required under the terms of the Agreement, Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Pledge Agreement) during the term of this Pledge Agreement.

         3.2 Further Actions. Pledgor will, at his own expense, at any time and from time to time at FAMC's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by MDC further to enhance, preserve, establish, demonstrate or enforce MDC's rights, interests and remedies created by, provided in or arising from this Pledge Agreement.


4.       REMEDIES.

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         4.1  Events of Default.  "Event of Default" means any one of the following events:

                  (A) the occurrence of any event of default under the Note which has not been cured within the applicable cure period, or

                  (B) default in the performance, or breach, of any covenant, representation or warranty of Pledgor in this Pledge Agreement or the Agreement, and continuance of such default or breach for a period of 30 days after FAMC has given such Pledgor written notice specifying such default or breach and requiring it to be remedied.

         4.2 Actions by FAMC. If an Event of Default occurs and is continuing, then and in every such case FAMC may take any one or more of the following actions:

                  (A) FAMC may upon two (2) business days' notice cause the Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                   (B) FAMC may upon two (2) business days' notice collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums thereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to the Note in such manner as FAMC may decide in its sole and absolute discretion;

                   (C) FAMC may upon two (2) business days' notice enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof;

                   (D) At any time upon two (2) business days' notice, after Pledgor's failure to pay the same, FAMC may discharge any taxes, liens, security interests or other encumbrances levied or

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

placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of FAMC (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at FAMC's option, be reimbursed by Pledgor on demand, with interest thereon to be calculated pursuant to the Note from the date paid by FAMC.

                   (E) FAMC shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Colorado.

         4.3 Remedies Cumulative and Nonexclusive. All of FAMC's rights and remedies, including, but not limited to the foregoing, shall be cumulative and
not  exclusive  and  shall  be  enforceable   alternatively,   successively   or
concurrently as FAMC may deem expedient.

         4.4 Consents and Approvals. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use his best efforts to secure the same. Pledgor further agrees to use his best efforts to secure such sale or other disposition of the Collateral as FAMC may deem necessary pursuant to the terms of this Pledge Agreement.

         4.5 Assignment and Transfer. Upon any sale or other disposition, FAMC shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including FAMC) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal that he had or may have under any rule of law or statute now existing or hereafter adopted.

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

         4.6 No Obligation. FAMC shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. FAMC may, without notice or publication, adjourn any private or public sale, and, upon five (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or for future delivery, the Collateral so sold may be retained by FAMC until the selling price is paid by the purchaser thereof, but FAMC shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

         4.7 Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by FAMC in the following order:

                   (A) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the reasonable compensation of FAMC's agents and attorneys;

                   (B) to the payment of the Note in such manner as FAMC may elect; and

                   (C)   to the payment to Pledgor of any surplus.

         4.8 Insufficiency. In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and interest on, the Note plus the costs and expenses of the sale or other disposition, Pledgor shall be liable for such deficiency.


5.       TERMINATION.

         This Pledge Agreement shall continue in full force and effect as long as any amount remains outstanding under the Note. Subject to any sale or other disposition by FAMC of the Collateral or any part thereof pursuant to this Pledge Agreement, the Collateral shall be returned to Pledgor upon full indefeasible payment, satisfaction and termination of the Note.

6.       EXPENSES OF FAMC.

         All expenses (including reasonable fees and disbursements of counsel) incurred by FAMC in connection with any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other proceeding or action taken by FAMC hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, and regardless of whether any litigation or proceeding is commenced for the purpose of satisfaction of the liability of Pledgor for failure to pay his or her obligations or as additional amounts owing by Pledgor to cover FAMC's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Pledge Agreement, and FAMC may apply the Collateral to payment of or reimbursement of itself for such liability.


7.       MISCELLANEOUS.

         7.1 Assignability of Rights. Pledgor may not assign any of his rights under this Pledge Agreement, and any attempted assignment shall be void and considered a default under this Pledge Agreement. The provisions of this Pledge Agreement which are for FAMC's benefit as a holder of the Collateral are also for the benefit of, and enforceable by any subsequent holder of the Note or the Collateral.

         7.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (A)      if to FAMC:

                           MDC Holdings, Inc.
                           3600 South Yosemite, Suite 900
                           Denver, Colorado 80237
                           Attention: Michael Touff, Esq.

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

                  (B)      if to Pledgor:

                           Spencer I. Browne
                           1660 Holly St.
                           Denver, CO 80220

         7.3 Entire Agreement. Except as expressly set forth herein, this Pledge Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

         7.4 Governing Law. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. No provision of this Pledge Agreement shall be construed against any party by reason of that party having drafted the same.

         7.5 Headings. The descriptive headings contained in this Pledge Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Pledge Agreement.

         7.6 Severability; Enforceability. If any term or provision of this Agreement or any application thereof shall be invalid or enforceable, the remainder of this Pledge Agreement and any other application of such term or provision shall not be affected thereby.

         7.7 Attorneys' Fees. In the event of any dispute among the parties hereto relating to the subject matter of this Agreement, the out-of-pocket costs and reasonable attorneys' fees of the prevailing party shall be paid by the other party in addition to any other relief.

         7.8 Amendment. This Pledge Agreement may not be supplemented, modified or amended except by an instrument in writing signed by the parties hereto.

         7.9 Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed an

                                      -8-
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original,  but  all  of  which  together  shall  constitute  one  and  the  same instrument.


         7.10 No Obligation. FAMC and its assigns shall use reasonable care in holding the Collateral and shall hold and dispose of the same in accordance with the terms of this Pledge Agreement.


                  IN WITNESS WHEREOF, FAMC has caused this Pledge Agreement to be executed, and Pledgor has executed this Pledge Agreement, as of the date first written above.


                                    FINANCIAL ASSET MANAGEMENT LLC


                                    By:
                                       -----------------------------
                                        Name:
                                             -----------------------
                                        Manager



                                    PLEDGOR



                                    --------------------------------
                                    Spencer I. Browne


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


                                                Schedule 1 to Pledge Agreement
                                                ------------------------------


                                PLEDGED INTERESTS


     All of Pledgor's Right, Title and Interest to the Membership Interest of Pledgor Referenced in the Operating Agreement of Financial Asset Management LLC.





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